ARGO Corporation
4055 E. Post Road • Las Vegas, NV 89120
Phone (702) 732-9999 • Fax (702) 737-0314

Jim,
FYI
Steve

COPY

February 8, 2007

Jim Servino
BTR West II, Inc.
1455 E. Tropicana Ave. (Suite 550)
Las Vegas, NV 89119

Dear Jim,

We have decided to sell our Executive Center office park. The transfer in ownership is tentatively scheduled for Feb. 28, 2007. The new owner, The Koll Company, will be forwarding an introduction letter, contact information, etc. prior to the transfer. The Koll Company has an excellent reputation as a long term operator. A brief background on their company is enclosed.

In order to protect both your company and the new owner we have prepared an estoppel certificate which confirms the status of your lease and account. Enclosed herewith is an original Estoppel Certificate as well as a copy of the certificate with complete copies of your Lease Agreement, all Amendments and any Parking and Alarm Services Agreements which are not included in the Lease or Amendments. The copies are for your convenience and file. Please execute the original Estoppel Certificate and return to me or call and we'll pick it up.

We would greatly appreciate having the Estoppel Certificates back to us prior to Feb. 20th. Our leasing agents David Flynn and Chuck Witters of Lee & Associates are assisting us with this process and will pick the certificate up when it's executed. They can also answer any questions you have or you may call our office.

We have appreciated your tenancy at Executive Center and wish you continued success in your endeavors.

Yours Truly,

Stephen V. Schmidt

Enclosure

David Flynn
739-6222
ext 334

THE KOLL COMPANY

"The Koll Company, headquartered in Newport Beach, California, was founded in 1962 as a regional general construction firm and rapidly grew into a leading real estate services company. Koll's track record includes the development of over 85 million square feet of office, industrial and retail space, and over forty years in the industry. Today the company is considered an industry-leading industrial, office and resort real estate company. It acquires, develops and manages investments in industrial, office and resort properties. The Koll Company, currently focusing on core multi-tenant light industrial park acquisitions, suburban office acquisitions, speculative ground-up development, and resort development, has built an award winning development portfolio over the last forty years including the recent acquisition of two other properties in the Las Vegas area."

ARGO Corporation

Lease Documents Checklist

Property:	Executive Center
Suite:	550
Address:	1455 E. Tropicana Ave.
Tenant:	BTR West II, Inc.
Landlord:	Tropicana Office Investments, L.L.C.
Addendum:	none
Lease	June 29,4 1999
Exhibits:	
A	Legal Description of Building
B	Floor Plan
C	Rules and Reg.
D	Guaranty
E	Insurance
F	Agency Disclosure
G	Alternative COLA Provision
H	Renewal Option
I	Parking Agreement
Guarantor's Name:	Nevada Media Group, Inc.
Amendments:	
First	Date: 5/28/04
	Purpose: Term
Special Provisions:	1. Tenant improvements
Paragraph 45	
Alarm Agreement:	none
Parking Agreement:	yes (Exhibit I)
Assignment of Lease:	yes, 11/13/006
	Tenant: BTR West II, Inc.
	1. Guarantee
	2. Corp. Guarantee
Sublease:	none
Letter Agreement:	none
Date:	
Purpose:	

ARGO Corporation
4055 E. Post Road • Las Vegas, NV 89120
Phone (702) 732-9999 • Fax (702) 737-0314

February 8, 2007

Jim Servino
BTR West II, Inc.
1455 E. Tropicana Ave. (Suite 550)
Las Vegas, NV 89119

Dear Jim,

We have decided to sell our Executive Center office park. The transfer in ownership is tentatively scheduled for Feb. 28, 2007. The new owner, The Koll Company, will be forwarding an introduction letter, contact information, etc. prior to the transfer. The Koll Company has an excellent reputation as a long term operator. A brief background on their company is enclosed.

In order to protect both your company and the new owner we have prepared an estoppel certificate which confirms the status of your lease and account. Enclosed herewith is an original Estoppel Certificate as well as a copy of the certificate with complete copies of your Lease Agreement, all Amendments and any Parking and Alarm Services Agreements which are not included in the Lease or Amendments. The copies are for your convenience and file. Please execute the original Estoppel Certificate and return to me or call and we'll pick it up.

We would greatly appreciate having the Estoppel Certificates back to us prior to Feb. 20th. Our leasing agents David Flynn and Chuck Witters of Lee & Associates are assisting us with this process and will pick the certificate up when it's executed. They can also answer any questions you have or you may call our office.

We have appreciated your tenancy at Executive Center and wish you continued success in your endeavors.

Yours Truly,

Stephen V. Schmidt

Enclosure

THE KOLL COMPANY

"The Koll Company, headquartered in Newport Beach, California, was founded in 1962 as a regional general construction firm and rapidly grew into a leading real estate services company. Koll's track record includes the development of over 85 million square feet of office, industrial and retail space, and over forty years in the industry. Today the company is considered an industry-leading industrial, office and resort real estate company. It acquires, develops and manages investments in industrial, office and resort properties. The Koll Company, currently focusing on core multi-tenant light industrial park acquisitions, suburban office acquisitions, speculative ground-up development, and resort development, has built an award winning development portfolio over the last forty years including the recent acquisition of two other properties in the Las Vegas area."

TENANT: BTR West II, Inc.
DATE OF LEASE: June 29, 1999
AMENDED: First 5/28/04 and Assignment and Assumption 11/13/06
PREMISES: 1455 E. Tropicana Ave. (Suite 550)

ESTOPPEL CERTIFICATE

To: Koll/Per Tropicana Office Investments, LLC. a Delaware limited liability company

c/o The Koll Company

4343 Von Karman Ave., Ste. 150

Newport Beach, CA 92660-2083

Re: Lease dated June 29, 1999 between Nevada Media Group, Inc. and Tropicana Office Investments, LLC

The undersigned hereby certifies to Koll/Per Tropicana Executive Center, L.L.C. ("Buyer") as follows:

The undersigned is the "Tenant" under the above-referenced lease ("Lease") covering the above-referenced Premises ("Premises"). A true, correct and complete copy of the Lease (including all addendums, riders, amendments, modifications and supplements thereto) is attached as Exhibit "1". [In connection with the Lease Tenant has entered into the following separate agreements: (a) that certain parking agreement dated 6/29/99 providing for Tenant's use of 3 on-site parking spaces in connection with the Premises (the "Parking Agreement") and (b) that certain alarm services agreement dated N/A providing for alarm services at the Premises (the "Alarm Services Agreement"). A true, correct and complete copy of the Parking Agreement (including all addendums, riders, amendments, modifications and supplements thereto) is attached as Exhibit "2". A true, correct and complete copy of the Alarm Services Agreement (including all addendums, riders, amendments, modifications and supplements thereto) is attached as Exhibit "3".]

The Lease constitutes the entire agreement between landlord under the Lease ("Landlord") and Tenant with respect to the Premises and the Lease has not been modified, changed, altered or amended in any respect except as set forth above. [The Parking Agreement and the provisions of the Lease with respect to parking constitutes the entire agreement between Landlord and Tenant with respect to on site parking and the Parking Agreement has not been modified, changed, altered or amended in any respect except as set forth above. The Alarm Services Agreement constitutes the entire agreement between Landlord and Tenant with respect to alarm services and the Alarm Services Agreement has not been modified, changed, altered or amended in any respect except as set forth above.]

The term of the Lease commenced on Aug. 16, 1999, and, including any presently exercised option or renewal term, will expire on Aug. 31, 2009. Tenant has accepted possession of the Premises and is the actual occupant in possession and has not sublet, assigned or hypothecated all or any portion of Tenant's leasehold interest. All improvements to be constructed on the Property by Landlord have been completed and accepted by Tenant and any tenant construction allowances have been paid in full.

[The term of the Parking Agreement commenced on Aug. 16, 1999. The term of the Alarm Services Agreement commenced on N/A.]

As of the date of this Estoppel Certificate, there exists no breach or default, nor state of facts which, with notice, the passage of time, or both, would result in a breach or default on the part of either Tenant or Landlord. To the best of Tenant's knowledge, no claim, controversy, dispute, quarrel or disagreement exists between Tenant and Landlord.

Pursuant to the Lease, Tenant is currently obligated to pay minimum rent in monthly installments of $4,598.38 per month and monthly installments have been paid through Feb. 28, 2007. Pursuant to the Lease, Tenant is obligated to pay monthly installments of common area maintenance charges in the amount of $ 0 . No other rent has been paid in advance under the Lease and Tenant has no claim or defense against Landlord under the Lease and is asserting no offsets or credits against either the rent or Landlord under the Lease. Tenant has no claim against Landlord for any security deposit or other deposits except $3,800.00 which was paid pursuant to the Lease.

Pursuant to the Parking Agreement, Tenant is currently obligated to pay rental in monthly installments of $ 0 per month and monthly installments have been paid through N/A . No other rent has been paid in advance under the Parking Agreement and Tenant has no claim or defense against Landlord under the Parking Agreement and is asserting no offsets or credits against either the rent or Landlord under the Parking Agreement.

Pursuant to the Alarm Services Agreement, Tenant is currently obligated to pay fees in monthly installments of $ N/A per month and monthly installments of fees have been paid through N/A. No other fees has been paid in advance under the Alarm Services Agreement and Tenant has no claim or defense against Landlord under the Alarm Services Agreement and is asserting no offsets or credits against either the fees or Landlord under the Alarm Services Agreement.

Tenant has no option or preferential right to purchase all or any part of the Premises (or the real property of which the Premises are a part) nor any right or interest with respect to the Premises other than as Tenant under the Lease.

Tenant has no option, right of first offer or right of first refusal to lease or occupy any other space within the property of which the Premises are a part, except ______________________ ______________________ **[IF NONE, LEAVE BLANK]**. Tenant has no right to renew or extend the terms of the Lease except **[IF NONE, LEAVE BLANK]**.

Except as set forth in the Lease or the Parking Agreement, Tenant has no preferential right to parking spaces or storage area except ___________ **[IF NONE, LEAVE BLANK]**.

Tenant has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other type of rental or other concession except as expressly set forth in the Lease.

There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

All insurance required of Tenant by the Lease has been provided by Tenant and all premiums have been paid.

The Premises contains approximately 2,589 square feet of rentable area.

This Estoppel Certificate is made to Buyer in connection with the prospective purchase by Buyer, or Buyer's assignee, of the property containing the Premises. This Estoppel Certificate may be relied on by Buyer and any other party who acquires an interest in the Premises in connection with such purchase or any person or entity which may finance such purchase. The person executing this Estoppel Certificate on behalf of Tenant has the right, power and authority to execute same.

Dated this 19 day of February, 2007

"Tenant"

BTR West II, Inc.
a Nevada corporation

By: Michael J. Wetter

Its: President

ARGO Corporation

Lease Documents Checklist

Property:	Executive Center
Suite:	550
Address:	1455 E. Tropicana Ave.
Tenant:	BTR West II, Inc.
Landlord:	Tropicana Office Investments, L.L.C.
Addendum:	none
Lease	June 29,4 1999
Exhibits:	
A	Legal Description of Building
B	Floor Plan
C	Rules and Reg.
D	Guaranty
E	Insurance
F	Agency Disclosure
G	Alternative COLA Provision
H	Renewal Option
I	Parking Agreement
Guarantor's Name:	Nevada Media Group, Inc.
Amendments:	
First	Date: 5/28/04
	Purpose: Term
Special Provisions:	1. Tenant improvements
Paragraph 45	
Alarm Agreement:	none
Parking Agreement:	yes (Exhibit I)
Assignment of Lease:	yes, 11/13/006
	Tenant: BTR West II, Inc.
	1. Guarantee
	2. Corp. Guarantee
Sublease:	none
Letter Agreement:	none
Date:	
Purpose:	

COPY

TENANT: BTR West II, Inc.
DATE OF LEASE: June 29, 1999
AMENDED: First 5/28/04 and Assignment and Assumption 11/13/06
PREMISES: 1455 E. Tropicana Ave. (Suite 550)

ESTOPPEL CERTIFICATE

To: Koll/Per Tropicana Office Investments, LLC. a Delaware limited liability company

c/o The Koll Company

4343 Von Karman Ave., Ste. 150

Newport Beach, CA 92660-2083

Re: Lease dated June 29, 1999 between Nevada Media Group, Inc. and Tropicana Office Investments, LLC

The undersigned hereby certifies to Koll/Per Tropicana Executive Center, L.L.C. ("Buyer") as follows:

The undersigned is the "Tenant" under the above-referenced lease ("Lease") covering the above-referenced Premises ("Premises"). A true, correct and complete copy of the Lease (including all addendums, riders, amendments, modifications and supplements thereto) is attached as Exhibit "1". [In connection with the Lease Tenant has entered into the following separate agreements: (a) that certain parking agreement dated 6/29/99 providing for Tenant's use of 3 on-site parking spaces in connection with the Premises (the "Parking Agreement") and (b) that certain alarm services agreement dated N/A providing for alarm services at the Premises (the "Alarm Services Agreement"). A true, correct and complete copy of the Parking Agreement (including all addendums, riders, amendments, modifications and supplements thereto) is attached as Exhibit "2". A true, correct and complete copy of the Alarm Services Agreement (including all addendums, riders, amendments, modifications and supplements thereto) is attached as Exhibit "3".]

The Lease constitutes the entire agreement between landlord under the Lease ("Landlord") and Tenant with respect to the Premises and the Lease has not been modified, changed, altered or amended in any respect except as set forth above. [The Parking Agreement and the provisions of the Lease with respect to parking constitutes the entire agreement between Landlord and Tenant with respect to on site parking and the Parking Agreement has not been modified, changed, altered or amended in any respect except as set forth above. The Alarm Services Agreement constitutes the entire agreement between Landlord and Tenant with respect to alarm services and the Alarm Services Agreement has not been modified, changed, altered or amended in any respect except as set forth above.]

The term of the Lease commenced on Aug. 16, 1999, and, including any presently exercised option or renewal term, will expire on Aug. 31, 2009. Tenant has accepted possession of the Premises and is the actual occupant in possession and has not sublet, assigned or hypothecated all or any portion of Tenant's leasehold interest. All improvements to be constructed on the Property by Landlord have been completed and accepted by Tenant and any tenant construction allowances have been paid in full.

[The term of the Parking Agreement commenced on Aug. 16, 1999. The term of the Alarm Services Agreement commenced on N/A.]

As of the date of this Estoppel Certificate, there exists no breach or default, nor state of facts which, with notice, the passage of time, or both, would result in a breach or default on the part of either Tenant or Landlord. To the best of Tenant's knowledge, no claim, controversy, dispute, quarrel or disagreement exists between Tenant and Landlord.

Pursuant to the Lease, Tenant is currently obligated to pay minimum rent in monthly installments of $4,598.38 per month and monthly installments have been paid through Feb. 28, 2007. Pursuant to the Lease, Tenant is obligated to pay monthly installments of common area maintenance charges in the amount of $ 0 . No other rent has been paid in advance under the Lease and Tenant has no claim or defense against Landlord under the Lease and is asserting no offsets or credits against either the rent or Landlord under the Lease. Tenant has no claim against Landlord for any security deposit or other deposits except $3,800.00 which was paid pursuant to the Lease.

Pursuant to the Parking Agreement, Tenant is currently obligated to pay rental in monthly installments of $ 0 per month and monthly installments have been paid through N/A . No other rent has been paid in advance under the Parking Agreement and Tenant has no claim or defense against Landlord under the Parking Agreement and is asserting no offsets or credits against either the rent or Landlord under the Parking Agreement.

Pursuant to the Alarm Services Agreement, Tenant is currently obligated to pay fees in monthly installments of $ N/A per month and monthly installments of fees have been paid through N/A. No other fees has been paid in advance under the Alarm Services Agreement and Tenant has no claim or defense against Landlord under the Alarm Services Agreement and is asserting no offsets or credits against either the fees or Landlord under the Alarm Services Agreement.

Tenant has no option or preferential right to purchase all or any part of the Premises (or the real property of which the Premises are a part) nor any right or interest with respect to the Premises other than as Tenant under the Lease.

Tenant has no option, right of first offer or right of first refusal to lease or occupy any other space within the property of which the Premises are a part, except ______________________________ **[IF NONE, LEAVE BLANK]**. Tenant has no right to renew or extend the terms of the Lease except **[IF NONE, LEAVE BLANK]**.

Except as set forth in the Lease or the Parking Agreement, Tenant has no preferential right to parking spaces or storage area except ____
__________ **[IF NONE, LEAVE BLANK]**.

Tenant has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other type of rental or other concession except as expressly set forth in the Lease.

There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

All insurance required of Tenant by the Lease has been provided by Tenant and all premiums have been paid.

The Premises contains approximately 2,589 square feet of rentable area.

This Estoppel Certificate is made to Buyer in connection with the prospective purchase by Buyer, or Buyer's assignee, of the property containing the Premises. This Estoppel Certificate may be relied on by Buyer and any other party who acquires an interest in the Premises in connection with such purchase or any person or entity which may finance such purchase. The person executing this Estoppel Certificate on behalf of Tenant has the right, power and authority to execute same.

Dated this 19 day of February, 2007

"Tenant"

BTR West II, Inc.
a Nevada corporation

By: Michael J. Wetter

Its: President

ARGO Corporation

COPY

Lease Documents Checklist

Property:	Executive Center
Suite:	550
Address:	1455 E. Tropicana Ave.
Tenant:	BTR West II, Inc.
Landlord:	Tropicana Office Investments, L.L.C.
Addendum:	none
Lease	June 29,4 1999
Exhibits:	
A	Legal Description of Building
B	Floor Plan
C	Rules and Reg.
D	Guaranty
E	Insurance
F	Agency Disclosure
G	Alternative COLA Provision
H	Renewal Option
I	Parking Agreement
Guarantor's Name:	Nevada Media Group, Inc.
Amendments:	
First	Date: 5/28/04
	Purpose: Term
Special Provisions:	1. Tenant Improvements
Paragraph 45	
Alarm Agreement:	none
Parking Agreement:	yes (Exhibit I)
Assignment of Lease:	yes, 11/13/006
	Tenant: BTR West II, Inc.
	1. Guarantee
	2. Corp. Guarantee
Sublease:	none
Letter Agreement:	none
Date:	
Purpose:	

COPY

ASSIGNMENT AND ASSUMPTION OF LEASE

AGREEMENT made this 13th day of November 2006 by and between NEVADA MEDIA GROUP, INC. (hereinafter "Tenant"), as TENANT and BTR West II, Inc., a Nevada corporation (hereinafter "ASSIGNEE") and a wholly-owned subsidiary of BusinessTalkradio.net, Inc., a Delaware corporation ("ASSIGNEE'S PARENT"), as ASSIGNEE.

RECITALS

A. Tenant, as Tenant, is party to a Lease Agreement, dated June 29, 1999, with Tropicana Office Investments, L.L.C., as Landlord (the "Lease"). A copy of said Lease Agreement is attached hereto as Exhibit A. By this reference Exhibit A is incorporated herein.

B. Tenant possesses all right, title and interest in and to the Lease, as Tenant and desires to sell, assign and transfer the Lease to Assignee, and Assignee desires to accept said sale, assignment and transfer upon the terms and conditions hereinafter set forth.

C. So far is known, Tenant and Landlord have no claims or defenses one against the other by reason of said Lease.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein set forth and for other good and valuable consideration, the receipt of which is acknowledged, it is agreed:

1. **Assignment.** Tenant hereby sells, assigns, and transfers to Assignee any and all of Tenant's right, title and interest in and to the Lease. As a condition of this Assignment and Assumption, Tenant and Assignee agree as follows:

(a) Assignee shall take possession of the premises on November 14, 2006 ("Closing Date") and shall be responsible for the rent commencing as of the Closing Date.

(b) Assignee shall pay to Tenant the sum of $3,800 to reimburse Tenant it's security deposit held by Landlord.

(c) Tenant shall leave the premises in good condition. Assignee shall be responsible for payment to Landlord to replace the suite and directory signage.

(d) Assignee's Parent shall execute and deliver a guaranty of the Lease that will contain the same terms and provisions as the guaranty of Michael Metter referred to in paragraph 3(d) below. The guaranty of Assignee's Parent will be in addition to Michael Metter's personal guaranty.

2. **Acceptance and Indemnification**. Assignee hereby accepts the foregoing sale, assignment and transfer and promises to pay all rent and additional rent and to faithfully perform all other covenants, stipulations, agreements and obligations under the Lease accruing on and

after the Closing Date, or otherwise attributable to the period commencing on said date and continuing thereafter, and Tenant shall be responsible for the period prior thereto.

3. **Consent of Landlord**. In consideration of the foregoing, the Landlord hereby consents to the assignment of the Lease by Tenant to Assignee, but upon the express condition that neither such consent nor the collection of rent from Assignee shall be deemed a waiver or relinquishment for the future of the covenant against assignment or subletting.

Furthermore, Landlord's consent hereto is conditioned upon the following:

(a) Assignee accepts premises in "AS IS" "WHERE IS" condition and agrees and understands Landlord has no responsibility and/or liability for said condition other than the obligations of Landlord under the Lease. Assignee represents that Assignee has conducted any and all necessary due diligence regarding the condition of the premises.

(b) Assignee will deliver to Landlord copies of the following described items for Landlord's approval prior to Landlord's execution of this document.

(i) Most recent annual financial statement.

(ii) Articles of Incorporation and foreign corporation registration in Nevada.

(iii) Business license for Clark County, Nevada.

(c) Pursuant to Paragraph 19.(h) of the Lease, Assignee shall pay Landlord an administration fee of Three Hundred Dollars ($300.00), payable concurrently with the first rent payment that will be due after the effective date of this Agreement.

(d) Guaranty. Landlord hereby further agrees to release Ronald Eric Cohen as the personal guarantor pursuant to Exhibit D of the Lease and substitute Michael L. Metter as the guarantor of the Lease.

4. **Assignee's Expenses**. All taxes and other governmental charges and fees, including, without limitations, any and all transfer taxes, stamp taxes, sales taxes, and recording fees, relating to the transaction evidenced by this agreement shall be paid by Assignee.

5. **Binding Effect**. This Agreement shall be binding upon the successors and assigns of the parties. The parties shall execute and deliver such further and additional instruments, agreements, and other documents as maybe necessary to evidence or carry out the provisions of this agreement.

6. **Entire Agreement**. This Agreement supersedes all agreements previously made between the parties relating to its subject matter. There are no other understandings or agreements between them.

7. **Notices**. All notices or other documents under this Agreement shall be in writing and delivered personally or mailed by certified mail.

8. **Non-Waiver**. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

9. **Headings**. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

10. **Governing Law**. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada.

11. **Counterparts**. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instruments.

12. **Facsimile**. Facsimile signature shall be treated the same as an original signature for this Agreement and all other documents and agreements relating to this transaction.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties have signed this Agreement.

ASSIGNEE::

BTR WEST II, INC.

By: Michael [signature]

Name: Michael L. Hetter

Its: President

Date: 11/13/06

TENANT:

NEVADA MEDIA GROUP, INC.

By:____________________

Name:____________________

Its:____________________

Date:____________________

LANDLORD CONSENT:

TROPICANA OFFICE INVESTMENTS, L.L.C.

By: ARGO Corporation
Its: Manager

By:____________________

Name: Stephen V. Schmidt

Its: President

Date:____________________

IN WITNESS WHEREOF, the parties have signed this Agreement.

ASSIGNEE::

BTR WEST II, INC.

By:____________________________
Name:__________________________
Its:____________________________

Date:__________________________

TENANT:

NEVADA MEDIA GROUP, INC.

By: [signature]
Name: Ranald Cohen
Its: President

Date: 11/13/06

LANDLORD CONSENT:

TROPICANA OFFICE INVESTMENTS, L.L.C.

By: ARGO Corporation
Its: Manager

By:____________________________
Name: Stephen V. Schmidt
Its: President

Date:__________________________

IN WITNESS WHEREOF, the parties have signed this Agreement.

ASSIGNEE::

BTR WEST II, INC.

By: Michael J. Moeller
Name: Michael J. Moeller
Its: President

Date:__________

TENANT:

NEVADA MEDIA GROUP, INC.

By:__________
Name:__________
Its:__________

Date:__________

LANDLORD CONSENT:

TROPICANA OFFICE INVESTMENTS, L.L.C.

By: ARGO Corporation
Its: Manager

By:__________
Name: Stephen V. Schmidt
Its: President

Date: Nov. 13, 2006

EXHIBIT A

LEASE AGREEMENT

GUARANTY

In consideration of, and as an inducement for the consent by Tropicana Office Investments, L.L.C. ("Landlord"), to the assignment of that certain Lease dated June 29, 1999 (the "Lease") between Landlord and Nevada Media Group, Inc. ("Original Tenant"), which Lease is being assigned by the Original Tenant to Business Talk Radio.Net, Inc. ("Tenant") with respect to certain premises described as 1455 E. Tropicana Avenue, Las Vegas, NV (Suite 550) (the "premises"), the undersigned Guarantor hereby guarantees to Landlord, its successors and assigns the full and prompt payment of the rent and all other sums and charges payable by Tenant, its successors and assigns, under the Lease, the Guarantor hereby covenants and agrees to and with Landlord, its successors and assigns, that if default shall at any time be made by Tenant, its successors and assigns, in the payment of any such rent and any other sums and charges payable by Tenant, its successors and assigns, under the Lease, the Guarantor will forthwith pay such rent and other sums and changes, and any arrears thereof, to Landlord, its successors and assigns that may arise in consequences of any default by Tenant, its successors and assigns, under the Lease, including without limitation all reasonable attorneys' fees incurred in nonjudicical actions, at trial, and upon appeal, and disbursements incurred by Landlord or caused by any such default and/or by the enforcement of this Guaranty.

This Guaranty is an absolute and unconditional guaranty of payment. It shall be enforceable against the Guarantor without the necessity of any suit or proceedings on Landlord's part of any kind or nature whatsoever against Tenant, its successors and assigns, and without the necessity of any notice of nonpayment, nonperformance or nonobservance, any notice of acceptance of this Guaranty or any other notice of demand to which the Guarantor might otherwise be entitled, all of which the Guarantor hereby expressly waives. The Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of the Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by Landlord against Tenant, or against Tenant's successors and assigns, of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease or by relief of Tenant from any of Tenant's obligations under the Lease or otherwise by (a) the release or discharge of Tenant in any creditors' proceedings, receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's said liability under the Lease,

resulting from the operation of any present or future provision of the National Bankruptcy Act or other statute or from the decision in any court; or (c) the rejection of disaffirmance of the Lease in any such proceedings.

This Guaranty shall be a continuing guaranty and the liability of the Guarantor shall in no way be affected, modified or diminished by reason of any assignment, amendment, renewal, supplement, modification or extension of the Lease or by reason of any modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Lease, or by reason of any extension of time that may be granted by Landlord to tenant, its successors or assigns or a changed or difference use of premises consented to in writing by Landlord, or by reason of any dealings or transactions or matters or things occurring between Landlord and Tenant, its successors or assigns, whether or not notice thereof its given to the Guarantor.

Landlord's consent to any assignment or assignments, and successive assignments by Tenant and Tenant's assigns of the Lease, if made with prior written notice to and written consent from the Guarantor, shall in no manner whatsoever release the Guarantor from any liability as Guarantor.

The assignment by Landlord of the Lease and/or the rights and proceeds thereof, made either with or without notice to the Guarantor, shall in no manner whatsoever release the Guarantor from any liability as Guarantor.

All of Landlord's rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative, and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. The obligation of the Guarantor hereunder shall not be released by Landlord's receipt, application or release of security given for the performance and observance of covenants and conditions required to be performed and observed by Tenant under the Lease, nor shall the Guarantor be released by the maintenance of or execution upon any lien which Landlord may have or assert against Tenant and/or Tenant's assets.

Until payment in full has been made of all sums payable by Tenant under the Lease, the Guarantor (a) shall have no right of subrogation against Tenant by reason of any payments or acts of performance by the Guarantor, in compliance with the obligations of the Guarantor hereunder, (b) waives any right to enforce any remedy which the Guarantor now or hereafter shall have against Tenant by reason of any one or more payments in compliance with the

obligations of the Guarantor hereunder; (c) subordinates any liability or indebtedness of Tenant now or hereafter held by the Guarantor to the obligations of Tenant to Landlord under the Lease; and (d) waives any right provided by law to cause Landlord either to commence a proceeding against Guarantor to enforce the terms of the Guaranty or to waive Landlord's right to commence such a proceeding.

Guarantor hereby submits itself to the jurisdiction of the courts of the State in which the Building is situated and hereby irrevocably appoints Tenant, or if Tenant is more than one person then any one of them, the manager, assistant manager and any acting manager of the facility being operated at any time during the term of the Lease at the premises and (if Tenant is a corporation, trustee or partnership) all persons of Tenant upon whom service or process may be served for service upon Tenant as its agents for the service of process in any action against Guarantor arising out of this Guaranty. Pursuant to such service, suit may be brought against Guarantor in the jurisdiction in which the premises are located. This provision does not affect any right to serve process upon Guarantor in any other manner permitted by law.

IN WITNESS WHEREOF, Guarantor has caused this instrument to be duly executed, sealed and delivered on the date set forth above.

Witness

Witness

CORPORATE GUARANTY

For valued received BusinessTalkradio.net, Inc. ("Corporation"), of Delaware, the principal place of business being 1490 Dayton Avenue, Greenwich, County of Fairfield, State of Connecticut (the "Lessee"), absolutely guarantees payment to Tropicana Office Investments, L.L.C. (the "Lessor"), of ________________, County of ____________________, State of Nevada of that Lease between Lessee, as assignee of Nevada Media Group, Inc. dated June 29, 1999. If Lessee defaults in payment or other obligations under the Lease according to its terms, Corporation unconditionally agrees to pay or perform upon demand.

This Corporation Guaranty has been executed with the knowledge and express authority of the Corporation.

DATED this ____ day of November, 2006.

BUSINESSTALKRADIO.NET, INC.
By: Michael J. Metter
Its: President

COPY

FIRST AMENDMENT TO LEASE AGREEMENT

STATE OF NEVADA
COUNTY OF CLARK

THIS AMENDMENT made this 28th day of May, 2004 by and between TROPICANA OFFICE INVESTMENTS, L.L.C., a Nevada limited liability company, "LANDLORD" and Nevada Media Group, Inc. "TENANT".

WHEREAS, Tenant entered into a Lease Agreement with Tropicana Office Investments, L.L.C., Landlord, dated June 29, 1999 on premises located at Executive Center West, 1455 East Tropicana Avenue, Suite 550 consisting of 2,589 square feet, Las Vegas, in the County of Clark, State of Nevada.

NOW, THEREFORE, in consideration of the mutual benefits herein contained, Landlord and Tenant agree to amend said Lease Agreement as follows:

1. The Term expiration, Paragraph 3, shall be extended to August 31, 2009.
2. The effective date of this First Amendment To Lease Agreement shall be the date of the Landlord's execution hereof.

All other terms, conditions and covenants of the original Lease shall remain the same and in full force and effect except as amended herein.

TENANT	LANDLORD
NEVADA MEDIA GROUP, INC.	TROPICANA OFFICE INVESTMENTS, L.L.C.
BY: [signature]	BY: ARGO Corporation
Ronald Cohen (Print Name)	IT'S: Manager
TITLE: President	BY: [signature] Stephen V. Schmidt
DATE: 6/1/04	IT'S: President
	DATE: 8/23/04

ARGO Corporation
4055 East Post Road • Las Vegas, Nevada 89120
Telephone (702) 732-9999
Fax (702) 737-0314

TRANSMITTAL

Date: August 23, 2004

To: Mr. Ron Cohen
Nevada Media Group
1455 East Tropicana Avenue (Suite 550)
Las Vegas, Nevada 89119

From: Stephen V. Schmidt

Subject: Lease - Suite 550

Project: Executive Center

We are forwarding: X by mail ___ by messenger___ by pickup ___ by Fed-Ex

DESCRIPTION: First Amendment To Lease Agreement

REMARKS: Ron:

Enclosed is executed Lease Amendment for your file. We never received the fax copy by the way. Regarding Cox, enclosed is a copy of the Agreement I signed on May 28, 2004. I called Darwin at that time to let him know. Thank you for your continued tenancy.

Best Regards,

FIRST AMENDMENT TO LEASE AGREEMENT

STATE OF NEVADA
COUNTY OF CLARK

THIS AMENDMENT made this 28th day of May, 2004 by and between TROPICANA OFFICE INVESTMENTS, L.L.C., a Nevada limited liability company, "LANDLORD" and Nevada Media Group, Inc. "TENANT".

WHEREAS, Tenant entered into a Lease Agreement with Tropicana Office Investments, L.L.C., Landlord, dated June 29, 1999 on premises located at Executive Center West, 1455 East Tropicana Avenue, Suite 550 consisting of 2,589 square feet, Las Vegas, in the County of Clark, State of Nevada.

NOW, THEREFORE, in consideration of the mutual benefits herein contained, Landlord and Tenant agree to amend said Lease Agreement as follows:

1. The Term expiration, Paragraph 3, shall be extended to August 31, 2009.
2. The effective date of this First Amendment To Lease Agreement shall be the date of the Landlord's execution hereof.

All other terms, conditions and covenants of the original Lease shall remain the same and in full force and effect except as amended herein.

TENANT

NEVADA MEDIA GROUP, INC.

BY: [signature]

RONALD COHEN
(Print Name)

TITLE: PRESIDENT

DATE: 6/1/04

LANDLORD

TROPICANA OFFICE INVESTMENTS, L.L.C.

BY: ARGO Corporation

IT'S: Manager

BY: [signature]
Stephen V. Schmidt

IT'S: President

DATE: 8/23/04

COPY

COMMERCIAL ACCESS AND SERVICE AGREEMENT

(License)

This Commercial Access and Service Agreement ("Agreement") is entered into by and between Cox Communications Las Vegas, Inc. ("Cox") and **Tropicana Office Investments, LLC** ("Owner"). Owner holds title to, or is the authorized agent of the titleholder of that certain real property located at **1455 E Tropicana Ave Building 100-800, 1515 E Tropicana Ave Building 100-700,** commonly known as **Tropicana Office Investments** ("Property"). Owner and Cox desire to enter into this Agreement providing for the installation of certain facilities by Cox necessary to deliver services to the Property under the terms and conditions herein.

1. **Grant of Access and License.** Owner hereby grants to Cox permission to install and maintain its service distribution facilities as defined hereunder ("Facilities") on the Property to provide services including video, data, cable, information, and other broadband and telecommunications services ("Services") to Owner, Owner's tenants and/or other persons occupying the Property ("Tenants"). Cox will be utilizing existing conduit on property. Owner further grants to Cox a non-exclusive License and the right to enter the Property to install, connect, disconnect, transfer, service, remove or repair the Facilities. Upon termination of Cox's provision of Services to the Property, Cox may at its option enter upon the Property and remove the Facilities. Cox's right to enter upon the Property for the purpose of removing the Facilities shall survive termination of this Agreement. At Owner's written request, however, Cox shall remove the Facilities (excluding "Internal Wiring" (defined below), and any subterranean conduit or vault Facilities, which may remain in place, within ninety (90) days after termination of this Agreement.

2. **Ownership of Facilities.** Except for Internal Wiring, the Facilities are and shall remain the sole and exclusive property of Cox and shall not become fixtures of the Property. Internal Wiring is defined as the wiring, ports and outlets located within a commercial unit receiving Services back up to the demarcation point. The demarcation point in the case of telephone Services is the building's minimum point of entry, and for all other telecommunications, cable, and information Services is that point roughly twelve (12) inches outside of the Tenant's individual commercial unit.

3. **Obligations of Cox.** Cox agrees: (i) to pay for all materials and labor necessary to install its Facilities, which include all on-site and off-site transmission equipment, equipment cabinets, conduit, lines, fiber, wires, cable, fiber interfaces, cabling interfaces, patch panels and cords, routers/bridgers, fiber transceivers, test equipment, power interfaces, pipes, sleeves, pads, vaults, manholes, handholes, markers, enclosures and other equipment, structures and improvements installed for and/or used in the distribution of Services to Tenants; (ii) to keep the Property free of liens resulting from the installation of the Facilities; (iii) prior to installation provide Owner with Installation Plan and Owner shall provide written approval of installation plan before Cox commencing work ; (iv) to repair any damage to Owner's landscaping, personal property or underground facilities located on the Property (including any necessary replacements), if such damage results directly from Cox's installation of the Facilities, and to restore the Property to as near its condition prior to installation of the Facilities as may be practicable to Owner's reasonable satisfaction; and (v) to obtain all necessary governmental authorizations for the construction and operation of the Facilities on the Property and to perform such construction in accordance with the Installation Plans.

4. **Obligations of Owner.** Owner shall have no responsibility for the Services provided by Cox to Tenants or for the proper functioning of the Facilities. Owner agrees: (i) not to use or knowingly permit others to use the Facilities or any equipment that interferes with the Facilities' operation; (ii) not to move, disturb, or alter the Facilities or knowingly permit any third party to do so without Cox's prior written consent; (iii) that this Agreement and Cox's rights granted herein shall be binding upon Owner's successors and assigns; (iv) to notify any successor Property owner of Cox's rights under this Agreement; (v) that Owner has full authority to execute this Agreement and grant the rights herein granted and there are no prior or existing agreements, nor will there be any agreements during the Term, that would be breached by the execution by Owner of this Agreement or by Cox's provision of the Services; (vi) to execute a "Memorandum of Agreement" to evidence Cox's rights hereunder.

5. **Purchase of Services.** It is specifically understood that this Agreement is not a Service provision agreement between Owner and Cox, that the Agreement makes no obligation of Owner to purchase any Service from Cox, and that provision of Services to Owner or Tenant(s) will be by separate agreement between Cox and Owner, or Cox and Tenant(s).

6. **Indemnification**. Cox shall indemnify, defend, and hold harmless Owner, its officers, directors, agents, and employees, from and against all claims, losses, damages, liabilities, costs, and expenses (including, but not limited to, reasonable attorneys' fees and court costs) arising out of or relating to an act or omission by Cox in (a) providing the Services; (b) the maintenance, or repair of the Facilities; or (c) any act or omission of Cox, its officers, directors, agents or employees.

7. **Term.** The "Term" shall continue for an initial period of seven (7) years from that latter date of acceptance as evidenced by the parties signatures hereon. Thereafter, the Term shall continue for as long as Cox is providing Services to any Tenant. The foregoing notwithstanding, Cox may terminate this Agreement if Cox is unable to provide any Services because of any law, rule, regulation or judgment of any court, or any similar reason beyond the reasonable control of Cox, or if the applicable franchise or licenses are assigned, terminated, surrendered or revoked for any reason.

8. **Default.** If either party fails to perform any material obligation and such default is not cured within thirty (30) days after written notice from the other party, the non-defaulting party may immediately terminate this Agreement by providing written notice to the defaulting party. The material obligation is defined in paragraph 3,6,and 9.

9. **Subordination.** This Agreement is subject and subordinate to all valid leases, mortgages, and/or deed of trust of record which may now or hereafter affect the Premises, and to all renewals, modifications, consolidations, replacements and extensions thereof (collectively, the "Title Matters"). This clause shall be self-operative and no further instrument or subordination shall be required by any mortgagee, trustee, lessor or lessee. In confirmation of such subordination, Cox shall execute promptly any certificate that Owner may reasonably request. Notwithstanding the foregoing, Cox's subordination of this Agreement to any Title Matter is expressly subject to and contingent upon such mortgagee's, trustee's or lessor's recognition and agreement not to disturb Cox's rights and obligations under this Agreement, which recognition and agreement not to disturb shall be included in any subordination certificate submitted by Owner to Cox.

10. **Insurance.** Cox shall maintain (a) comprehensive general liability insurance (with a policy limit of at least $2,000,000) to protect Owner against bodily injury or property damage resulting from the installation, operation or maintenance of the Distribution System on the Premises and (b) Workers' Compensation insurance in statutory amounts. Owner shall be an "additional insured " under such general liability insurance coverage.

11. **Miscellaneous.** This Agreement is the entire understanding between the parties and supercedes any prior agreements or understandings related to this subject matter, whether oral or written. This Agreement may not be amended except in a writing signed by both parties. Cox may assign this Agreement, in whole or part, to (i) to any affiliate; (ii) any entity merging with or acquiring substantially all of, the assets of Cox or (iii) any telecommunications or information carrier providing Services to Tenants. Notices shall be sent by United States Certified Mail or nationally recognized courier to the address set forth below. This Agreement shall be governed by the laws of the state where the property is located.

COX:
Cox Communications Las Vegas, Inc.

By: (Print) Al McConnell

(Signature)

Title: Director of Sales

Date: 6/5/04

Address: 121 S. Martin L. King Blvd.
City/State: Las Vegas, Nevada 89106
Phone: 702-384-8084 x8211
Fax: 702-435-4450

OWNER:
Tropicana Office Investments, LLC
By Argo Corporation Manager

By: (Print) STEPHEN V. SCHMIDT

(Signature)

Title: President

Date: 5/28/04

Address: 4055 E Post Rd
City/State: Las Vegas, Nevada 89120
Phone: 702-732-9999
Fax: 702-737-0314

Receipt/Conformed Copy
Requestor:
COX COMMUNICATIONS
06/21/2004 09:04:12 T20040042243
Book/Instr: 20040621-0000988
Agreement Page Count: 3
Fees: $41.00

Frances Deane
Clark County Recorder

Assessor's Parcel Number(s):
16226101022, 16226102001

WHEN RECORDED PLEASE RETURN TO:

Cox Communications Las Vegas Inc.
Attn: Sales and Marketing
121 S. Martin Luther King Blvd.
Las Vegas, NV 89106

MEMORANDUM OF AGREEMENT

Please take notice that Tropicana Office Investments, LLC ("Owner") and Cox Communications Las Vegas, Inc. have entered into a Commercial Access and Service Agreement (the "Agreement") dated 5/28/04 2004 which, in accordance with its terms, entitles Cox to provide video, data, cable, information, and other broadband and telecommunications services throughout the property located at 1455 E Tropicana Ave Building 100-800, 1515 E Tropicana Ave Building 100-700 ("the Property"), further identified by the Clark County Nevada Assessors Parcel Number noted hereon. Among other things, the Agreement provides Cox with the rights of ingress and egress to the property necessary or useful to provide such services and maintain its facilities and provides for ownership of the facilities on the Property used in providing such services. The Agreement binds any successors and assigns of the Owner in accordance with its terms. A copy of relevant provisions of the Agreement will be provided to any properly interested person upon written request.

Cox requests that it receive notice of any pending trustee or foreclosure sale or receivership, bankruptcy or other proceeding affecting the property, sent to the address above.

COX	OWNER
	TROPICANA OFFICE INVESTMENTS, LLC BY: ARGO CORPORATION IT'S: MANAGER
Signature: [signature]	Signature: [signature]
Print: Al McConnell	Print: STEPHEN V. SCHMIDT
Title: Director of Sales	Title: PRESIDENT

NOTARY ACKNOWLEDGMENTS ON THE FOLLOWING PAGE

Memorandum of Agreement

Cox Communications Las Vegas, Inc. and Tropicana Office Investments, LLC

Clark County Assessors Parcel Number(s): 16226101022, 16226102001

OWNER ACKNOWLEDGEMENT

STATE OF Nevada)
)
COUNTY OF Clark)

On May 28, 2004, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Stephen D. Schmidt, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose Name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Beverly M. Hoffman
NOTARY PUBLIC

Notary Public - State of Nevada
County of Clark
BEVERLY M. HOFFMAN
My Appointment Expires
October 20, 2004
No: 93-2487-1

COX ACKNOWLEDGEMENT

STATE OF NEVADA

COUNTY OF CLARK

On 6-5-04, before me, the undersigned, a Notary Public in and for said County and State, personally appeared **Al McConnell**, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose Name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Tonya L. Pete
NOTARY PUBLIC

TONYA L. PETE
Notary Public - Nevada
No. 00-64349-1
My appt. exp. Aug. 14, 2004

EXHIBIT "A"

PARCEL I:

That portion of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 26, Township 21 South, Range 61 East, M.D.M., being described as follows:

Lots One (1) and Two (2) as shown by map thereof on file in Book 15 of Parcel Maps, Page 29 in the Office of the County Recorder, Clark County, Nevada.

PARCEL II:

Government Lot 12 in Section 26, Township 21 South, Range 61 East, M.D.B. & M., said property is also described as the West Half (W1/2) of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4) of said Section, Township and Range.

EXCEPTING THEREFROM the following described parcel:

That certain tract or parcel of land situate in the Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4) of Section 26, Township 21 South, Range 61 East, M.D.M., Nevada, described as follows:

BEGINNING at the Northwest corner of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of the Northwest Quarter (NW/14) of said Section 26; thence South 89° 46' 12" East along the North line of said Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4), a distance of 330.28 feet to the Northeast corner of Grantor's property; thence South 00° 35' 18" East along the East line thereof, a distance of 50.00 feet; thence South 89° 46' 12" West parallel with and distance South 50.00 feet from the North line of said Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of the Northwest Quarter (NW1/4), a distance of 280.25 feet; thence Southwesterly along a curve to the left tangent to the last described course having a radius of 20.00 feet subtending a central angle of 90° 21' 30", an arc length of 31.54 feet; thence South 89° 46' 12" West, a distance of 30.00 feet to the West line of Grantor's property; thence North 00° 35' 18" West along said West line, a distance of 70.00 feet to the TRUE POINT OF BEGINNING as conveyed to Clark County by Grant, Bargain, Sale Deed recorded August 22, 1974 in Book 453 of Official Records, Clark County, Nevada Records as Document No. 412338.

FURTHER EXCEPTING THEREFROM the West Thirty (30) feet of subject property as conveyed to the County of Clark for roads by a Deed recorded December 27, 1976 in Book 691 of Official Records, Clark County, Nevada Records as Document No. 650652.

ARGO Corporation
4055 E. POST ROAD • LAS VEGAS, NV 89120
PHONE (702) 732-9999 • FAX (702) 737-0314

September 26, 2001

Mr. Ron Cohen
Nevada Media Group, Inc.
1455 East Tropicana Avenue (Suite 550)
Las Vegas, Nevada 89119

RE: Rental Increase – Suite 550

Dear Ron:

Pursuant to Section 4(b) of your Lease Agreement, effective September 1, 2001, your base rent is being increased 2.7% or $104.91 per month; therefore, your new base rental rate is $3,990.35 per month. A copy of the Consumer Price Index for July 2001 is enclosed for your perusal.

Also enclosed is an invoice reflecting this change for September and October.

Yours Truly,

STEPHEN V. SCHMIDT
President

SVS:bmh
Enclosures

This card is available on the Internet on the day of publication at http://www.bls.gov/special.requests/sanfrancisco/pachist.htm. This card is also available on our FAX-ON-DEMAND service. To obtain a copy, call 415-975-4567. When asked for a document number, enter 9100. Prior months are also on the FAX-ON-DEMAND system, to receive a copy of June 2001, enter 9106, May 2001, enter 9105, April 2001, enter 9104, March 2001, enter 9103, February 2001, enter 9102, etc.

RECEIVED

CONSUMER PRICE INDEXES
PACIFIC CITIES AND U. S. CITY AVERAGE

ALL ITEMS INDEXES
(1982-84=100 unless otherwise noted)
JULY 2001 & 1ST HALF OF 2001

MONTHLY DATA	All Urban Consumers: Indexes JULY 2000	All Urban Consumers: Indexes JUNE 2001	All Urban Consumers: Indexes JULY 2001	All Urban Consumers: Percent Change Year ending JUNE 2001	All Urban Consumers: Percent Change Year ending JULY 2001	All Urban Consumers: Percent Change 1 Month ending JULY 2001	Urban Wage Earners and Clerical Workers: Indexes JULY 2000	Urban Wage Earners and Clerical Workers: Indexes JUNE 2001	Urban Wage Earners and Clerical Workers: Indexes JULY 2001	Urban Wage Earners and Clerical Workers: Percent Change Year ending JUNE 2001	Urban Wage Earners and Clerical Workers: Percent Change Year ending JULY 2001	Urban Wage Earners and Clerical Workers: Percent Change 1 Month ending JULY 2001
U. S. City Average	172.8r	178.0	177.5	3.2	2.7	-0.3	169.4r	174.6	173.8	3.2	2.6	-0.5
(1967=100)	517.5r	533.3	531.6	-	-	-	504.7r	520.0	517.8	-	-	-
Los Angeles-Riverside-Orange Co.	171.7	178.9	178.3	4.6	3.6	-0.3	165.0r	171.9	171.3	4.6	3.8	-0.3
(1967=100)	507.3r	528.5	526.8	-	-	-	487.6r	508.0	506.4	-	-	-
West	175.2	182.0	182.0	4.4	3.9	0.0	170.8r	177.3	177.2	4.4	3.7	-0.1
(Dec. 1977 = 100)	283.2	294.2	294.2	-	-	-	274.8r	285.3	285.1	-	-	-
West – A*	176.8r	184.4	184.2	4.9	4.2	-0.1	170.6	177.9	177.8	4.9	4.2	-0.1
(Dec. 1977 = 100)	288.3r	300.6	300.4	-	-	-	276.2r	288.0	287.8	-	-	-
West – B/C** (Dec. 1996=100)	108.1	111.2	111.4	3.2	3.1	0.2	107.9	110.9	111.0	3.3	2.9	0.1

SEMIANNUAL DATA	All Urban Consumers: Indexes 1ST HALF 2000	All Urban Consumers: Indexes 2ND HALF 2000	All Urban Consumers: Indexes 1ST HALF 2001	All Urban Consumers: Percent Change to 1st Half 2001 from: 1ST HALF 2000	All Urban Consumers: Percent Change to 1st Half 2001 from: 2ND HALF 2000	Urban Wage Earners and Clerical Workers: Indexes 1ST HALF 2000	Urban Wage Earners and Clerical Workers: Indexes 2ND HALF 2000	Urban Wage Earners and Clerical Workers: Indexes 1ST HALF 2001	Urban Wage Earners and Clerical Workers: Percent Change to 1st Half 2001 from: 1ST HALF 2000	Urban Wage Earners and Clerical Workers: Percent Change to 1st Half 2001 from: 2ND HALF 2000
Anchorage	150.0	151.9	154.4	2.9	1.6	150.0	152.2	154.9	3.3	1.8
(Oct. 1967=100)	400.2	405.5	412.1	-	-	390.4	396.2	403.2	-	-
Honolulu	175.9	176.7	178.1	1.3	0.8	176.0	176.9	178.6	1.5	1.0
(1967=100)	484.3r	486.5	490.4	-	-	491.8	494.3	499.1	-	-
Portland	176.4	179.5	181.2	2.7	0.9	171.8	174.6	176.4	2.7	1.0
(1967=100)	516.6	525.5	530.6	-	-	495.3	503.3	508.4	-	-
San Diego	179.8	185.8	190.1	5.7	2.3	167.5	173.9	177.5	6.0	2.1
(1967=100)	608.2r	628.2	642.6	-	-	540.0r	561.1	572.4	-	-

*Size classes: A = 1,500,000 population and over, **B/C = less than 1,500,000 population. Dash (-) = Not Available r = Revised

Release date August 16, 2001. The next monthly and bi-monthly release date is scheduled for September 18, 2001. The next San Francisco and Seattle metropolitan area bimonthly CPI data will appear on the August 2001 issue of the Pacific Cities Card. For more information call (415) 975-4350.

NEVADA MEDIA GROUP

SEPTEMBER 1, 2001

BASE RENTAL RATE = $3,885.44 X 2.7% = $104.91
+ 104.91
$3,990.35 NEW BASE RENTAL RATE

ARGO Corporation

4055 E. POST ROAD • LAS VEGAS, NV 89120
PHONE (702) 732-9999 • FAX (702) 737-0314

August 8, 2000

Mr. Ron Cohen
Nevada Media Group
1455 East Tropicana Avenue (Suite 550)
Las Vegas, Nevada 89119

RE: Tenant Improvements

Dear Ron:

Pursuant to our last conversation regarding your Tenant Improvements, we agreed to complete certain additional renovations. This work has been completed. it is now time to settle your account; therefore, I've enclosed an invoice for the unpaid balance.

Additionally, I agreed to provide you with copies of our internal work orders to demonstrate that we have invested in excess of $12,945 in addition to the $26,000. Enclosed are those records.

Yours Truly,

STEPHEN V. SCHMIDT
President

SVS:bmh
Enclosures

ARGO Corporation

2949 EAST DESERT INN ROAD, SUITE 10 • LAS VEGAS, NV 89121-3604
TELEPHONE (702) 732-9999
FAX (702) 737-0314

MEMO

TO: Ron Cohen

FROM: Stephen V. Schmidt

SUBJECT: Final Punchlist – Suite 550

DATE: October 25, 1999

Remaining items to be completed are as follows:

1. Hook up the 4 door closures (3 studio doors, reception door).

2. Soundproof general manager office walls.

3. Soundproof windows in studios.
   a. Urethane U channel.
   b. Seal soundboard seams on sides of windows.

4. Replace carpet in circular hallway and conference room (Cohen to select color).

5. Install brown molding strip on all ceiling/wall joints where missing excepting only studios.

6. Touch up wallpaper.
   a. Archway to studios.
   b. Hallway wall in sales bullpen area.
   c. Equipment Room.

7. Install cap on sink sprayer hole.

8. Install verticals on reception room sliding window.

9. Install blank plate over unused phone junction box in hallway wall in sales bullpen area.

10. Move duplex outlet 3" for receptionist and duplex outlet for Sandy from west wall to east wall of her office.

ARGO Corporation
2949 East Desert Inn Road • Suite 10 • Las Vegas, Nevada 89121-3604
Telephone (702) 732-9999
Fax (702) 737-0314

TRANSMITTAL

Date: February 3, 2000

To: Mr. Cordon Olson
C/O Nevada Media Group
1455 East Tropicana Avenue (Suite 550)
Las Vegas, Nevada 89119

From: Stephen V. Schmidt

Subject: Transmission Tower

Project: Executive Center

We are forwarding: ___ by mail ___ by messenger ___ by pickup X FAX

DESCRIPTION: Primary telephone conduit as built and 70 ft. tower location.

REMARKS: Per our discussion, arrangements may be made to use the tower if you can determine whether or not you can get your wiring through the conduit. Mr. Cohen should send me a brief proposal of exactly what you want to do.

P.S. Joe Sans said you can do this in this manner and he will help you out over in the 200 building to get from the tower to the telephone conduit.


TROPICANA
200 BLDG.
100 BLDG.
800 BLDG.
TOWER LOCATION
219'
226'
162'
96'
138
300 BLDG
700 BLDG.
TAMAROS
276'
N
500 BLDG.
400 BLDG
91
600 BLDG.
152
= Existing Sprint owned conduit w/cable T.V.
= Existing Sub owned conduit

EXECUTIVE CENTER
1455 E TROPICANA AVE.

ARGO Corporation

4055 E. POST RD • LAS VEGAS NV 89120
PH# 702-732-9999 • FAX# 702-737-0314

MEMO

TO: All Executive Center Tenants
FROM: Stephen V. Schmidt
SUBJECT: Transfer of Ownership Date
DATE: February 21, 2007

Please be advised that due to logistical problems inherent in attempting to close our transaction with The Koll Company so quickly, we have determined that our transfer of ownership must be delayed a couple weeks.

Accordingly, enclosed herewith is your invoice for the March rent and any other charges due. We will prorate your March rent in escrow and The Koll Company will be invoicing you beginning with April.

We will be providing you a confirmation of the transfer of ownership and The Koll Company will be visiting each of you around that time and corresponding with any offsite offices which handle the lease payments.

I thank everyone for their cooperation and if you have any concerns or questions, please feel free to call.

Invoice

Tropicana Office Investments, LLC
c/o Argo Corporation
4055 E. Post Road
Las Vegas, NV 89120
(702) 732-9999

DATE	INVOICE #
3/1/2007	6162

BILL TO
550-W BTR West II, Inc. 1455 E. Tropicana Avenue, #550 Las Vegas, NV 89119

TERMS
1st day of Mo

DESCRIPTION	AMOUNT
Monthly Rent	4,598.38
Please make check payable to Tropicana Office Investments & return 1 copy of invoice with payment.	**Total** $4,598.38